As filed with the U.S. Securities and Exchange Commission on November 16, 2007

Securities Act File No. 2-91556

Investment Company Act File No. 811-4052

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 47

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 54

(Check appropriate box or boxes.)

Legg Mason Partners Money Market Trust*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Money Market Trust

300 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

150 Federal Street

Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on January 15, 2008 pursuant to Rule 485(a) under the Securities Act of 1933, as amended.

*	This filing relates solely to Class W shares of Western Asset Money Market Fund and Western Asset Government Money Market Fund, a new class of shares of each such series of the Registrant.

PROSPECTUS

[                            ]

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Money Market Fund

Class W Shares

Western Asset Government Money Market Fund

Class W Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Money Market Fund

Western Asset Government Money Market Fund

Contents

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners money market funds. Any information in this Prospectus relating to a fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 16, 2007, Western Asset Money Market Fund was known as Smith Barney Money Funds, Inc.—Cash Portfolio and Western Asset Government Money Market Fund was known as Smith Barney Money Funds, Inc.—Government Portfolio.

Investments, risks and performance

Investment objectives

Each fund seeks maximum current income and preservation of capital.

Principal investment strategies

Key investments

Western Asset Money Market Fund

The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by all types of issuers, including U.S. and foreign private issuers and financial institutions, the U.S. government, its agencies or instrumentalities and U.S. states and municipalities. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The fund may invest in all types of money market instruments, including commercial paper, asset-backed commercial paper and other mortgage- and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Western Asset Government Money Market Fund

The fund invests exclusively in U.S. Government obligations, including mortgage-backed securities and related repurchase agreements. U.S. Government obligations are securities issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities. These securities may pay interest at fixed, floating or adjustable rates. U.S. Government obligations may include mortgage-backed, asset-backed and structured securities. U.S. Government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. Government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. Government.

Maximum maturity

Each fund invests exclusively in securities having, at the time of purchase, remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities

Money market instruments in which the funds may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in an underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured

2         Western Asset Money Market Funds

instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. Neither fund intends to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended.

When-issued securities

The funds may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

Selection process

In selecting investments for the funds, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers offering minimal credit risk
■	Maturities consistent with the portfolio managers’ outlook for interest rates

All investments involve some degree of risk. However, each fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the fund’s Board based on special rules for money market funds adopted under federal law.

Principal risks of investing in the funds

Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds, or the funds could underperform other short-term debt instruments or money market funds, if:

■	Interest rates rise, causing the value of the fund’s investments to decline.
■

An obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines.

■	The portfolio managers’ judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect
■	Mortgage-backed and asset-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return of the fund.
■

Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of a fund.

Western Asset Money Market Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances and, as a result, is more susceptible to events affecting the banking industry. The value of the fund’s foreign securities may go down because of unfavorable government actions or political instability.

Each fund invests exclusively in securities that are rated at the time of purchase by a nationally recognized rating organization in the highest rating category applicable to the investment, or if unrated, in the subadviser’s opinion of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers or the fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon

Western Asset Money Market Funds         3

the occurrence of certain triggering events or defaults on a security held by a fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case a fund may become the holder of securities or assets that it could not otherwise purchase at a time when they may be difficult to sell or can be sold only at a loss.

Who may want to invest

The funds may be an appropriate investment if you:

■	Are seeking current income
■	Are looking for an investment with lower risk than many other types of investments and are willing to accept lower yields than may be possible with other types of investments
■	Are looking to allocate a portion of your assets to money market securities

Performance information

The following shows summary performance information for the funds in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the funds by showing changes in their performance from year to year and by showing how the funds’ average annual returns compare with the returns of the 90-day Treasury Bill Index. Western Asset Money Market Fund has authorized five classes of shares. Western Asset Government Money Market Fund has authorized three classes of shares. Only Class W shares of each fund are offered by this prospectus. As of the date of this prospectus, Class W shares of each fund are newly-offered. The bar charts and Average Annual Total Returns tables below show performance of each fund’s Class A shares. Class W shares would have different performance because of their different expenses. The performance information shown below includes that of each fund’s predecessor. The funds’ past performance is not necessarily an indication of how the funds will perform in the future.

Total Return for Class A Shares

Western Asset Money Market Fund

As of September 30, 2007, Class A shares of Western Asset Money Market Fund had a year-to-date return of [    ]%.

Highest and Lowest Quarter Returns:

Highest: 1.55% in 3rd quarter 2000; Lowest: 0.13% in 2nd quarter 2004.

4         Western Asset Money Market Funds

Total Return for Class A Shares

Western Asset Government Money Market Fund

As of September 30, 2007, Class A shares of Western Asset Government Money Market Fund had a year-to-date return of [    ]%.

Highest and Lowest Quarter Returns:

Highest: 1.52% in 3rd quarter 2000; Lowest: 0.13% in 2nd quarter 2004.

Average Annual Total Returns (calendar years ended December 31, 2006)

Fund	1 year	5 years	10 years
Western Asset Money Market Fund

Class A	4.62%	2.03%	3.47%

90-day Treasury Bill Index	4.67%	2.34%	3.58%

Western Asset Government Money Market Fund

Class A	4.45%	1.95%	3.38%

90-day Treasury Bill Index	4.67%	2.34%	3.58%

7 day yield as of December 31, 2006

	Western Asset Money Market Fund	Western Asset Government Money Market Fund
	Class A	Class A
7 day yield	4.84%	4.76%

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Fee table

This table sets forth the fees and expenses you may pay if you invest in the funds’ shares.

Shareholder fees

	Western Asset Money Market Fund	Western Asset Government Money Market Fund
(fees paid directly from your investment)	Class W	Class W
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

Annual fund operating expenses

	Western Asset Money Market Fund	Western Asset Government Money Market Fund
(expenses deducted from fund assets)	Class W	Class W
Management fee(1)	0.37%	0.43%

Distribution and/or service (12b-1) fee	None	None

Other expenses(2)	0.16%	0.17%

Total annual fund operating expenses	0.53%	0.60%

6         Western Asset Money Market Funds

Example

This example helps you compare the costs of investing in the funds with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	Redemption of all your shares at the end of the period
■	Each fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your shares

	1 year	3 years	5 years	10 years
Western Asset Money Market Fund

Class W (with or without redemption)	$54	$170	$297	$665

Western Asset Government Money Market Fund

Class W (with or without redemption)	$61	$192	$335	$750

(1)

Each fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.45% on the first $1 billion of each of the fund’s average daily net assets; 0.425% on the next $1 billion; 0.40% on the next $3 billion; 0.375% on the next $5 billion and 0.35% on each of the fund’s average daily net assets in excess of $10 billion.

(2)

“Other expenses” for Class W shares include a fee for recordkeeping services. Other expenses shown for newly-offered Class W shares of each fund are based upon the “Other expenses” of Class I shares of each fund.

Portfolio holdings

The funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities are described in the SAI.

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More on the funds’ investments

Each fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by a fund. Each fund’s investment objective may be changed without shareholder approval.

Money market instruments

Money Market Instruments are short-term IOUs issued by banks or other nongovernmental issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government obligations

U.S. Government obligations in which the funds may invest include those that are issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. For example, the funds may invest in mortgage-backed or related securities that are issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

8         Western Asset Money Market Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the funds’ investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of September 30, 2007, LMPFAs total assets under management were approximately $190 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the funds as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the funds’ investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fees

For the period from January 1, 2006 through July 31, 2006, Western Asset Money Market Fund and Western Asset Government Money Market Fund paid SBFM management fees of 0.37% and 0.43%, respectively, of each fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, Western Asset Money Market Fund and Western Asset Government Money Market Fund paid LMPFA management fees of 0.37% and 0.43%, respectively, of each fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreement is available in the funds’ semi-annual report for the fiscal period ended June 30, 2006.

Distribution arrangements

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason serves as the sole and exclusive distributor with respect to Class W shares of each fund.

The distributor may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributor, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries

Western Asset Money Market Funds         9

through which investors may purchase shares of the funds. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

10         Western Asset Money Market Funds

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Western Asset Money Market Funds         11

Choosing a class of shares to buy

Class W shares of each fund may be purchased only by or on behalf of retirement plans and retirement accounts investing through certain separately managed accounts (each, an “Eligible Managed Account”) held by financial intermediaries that have entered into an agreement with respect to the purchase of fund shares (each called a “Program Sponsor”).

There are no maximum or minimum investment requirements for Class W shares of the funds (although your Program Sponsor may have certain investment requirements). Please contact your Program Sponsor for further information.

Each fund offers five classes of shares. Only Class W shares are offered through this prospectus. You should consult with your Service Agent for more information, including a prospectus, about fund shares available for purchase if you are not investing through an Eligible Managed Account.

12         Western Asset Money Market Funds

Sales charges

Class W shares

Class W shares of either fund are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Other considerations

Program Sponsors may choose to impose qualification requirements that differ from a fund’s share class eligibility standards. A fund is not responsible for, and has no control over, the decision of a Program Sponsor to impose such differing requirements.

Class W shares of each fund may pay a fee for recordkeeping services performed for the share class.

Western Asset Money Market Funds         13

Buying shares

Class W shares are purchased at their net asset value next determined after receipt of your purchase request in good order.

Purchase orders are made based on instructions from the investment adviser or subadviser to your Eligible Managed Account to the broker/dealer who executes trades for your account. To make a purchase, your broker/dealer must submit a purchase order to the funds’ transfer agent in a timely manner.

For more information, contact your Program Sponsor.

14         Western Asset Money Market Funds

Exchanging shares

An exchange privilege is not currently available for Class W shares of the funds, but may be offered in the future. Please contact your Program Sponsor for more information.

Western Asset Money Market Funds         15

Redeeming shares

Class W shares are redeemed at their net asset value next determined after receipt of your redemption request in good order.

Redemption orders are made based on instructions from the investment adviser or subadviser to your Eligible Managed Account to the broker/dealer who executes trades for your account. To redeem shares, your broker/dealer must submit a redemption order to the funds’ transfer agent. Redemption proceeds will be sent to your Eligible Managed Account.

For more information, contact your Program Sponsor.

16         Western Asset Money Market Funds

Other things to know about transactions

When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

Mandatory redemptions

The funds reserve the right to redeem shares of any investor if the investor ceases to participate in an Eligible Managed Account. Each investor, by participating in an Eligible Managed Account that purchases fund shares, agrees to the redemption of such fund shares upon termination of its participation in such program.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Program Sponsor.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board of Trustees has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of a fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Program Sponsor.

Western Asset Money Market Funds         17

Record ownership

If you hold your shares through a financial intermediary, your financial intermediary may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your financial intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your financial intermediary voting instructions, your financial intermediary may nonetheless, under certain circumstances, be entitled to vote your shares.

18         Western Asset Money Market Funds

Dividends, distributions and taxes

Dividends and distributions

Each fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. Each fund generally makes capital gain distributions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class that you hold. Alternatively, you can instruct your Program Sponsor to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to each of the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any deferred sales charge

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each fund anticipates that it will normally not earn or distribute any long-term capital gains.

A dividend declared by a fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

After the end of each year, your Program Sponsor or your fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.

In certain states income dividends from mutual funds primarily invested in U.S. government securities are exempt from state income taxes. Consult your tax adviser for restrictions and details.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the funds.

Western Asset Money Market Funds         19

Share price

You may buy, exchange or redeem Class W shares at their net asset value next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Each fund calculates its net asset value at noon, Eastern time, every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI.

Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

Form of purchase payment	Purchase is effective and dividends begin
■ Payment in federal funds	If received before noon, Eastern time: If received after noon:	At noon, Eastern time, on that day At noon the next business day

■ Other forms of payment received by the transfer agent	At noon on the next business day

The broker/dealer who executes trades for your account must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

20         Western Asset Money Market Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of Class A shares of each fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the predecessor funds’ financial statements which, except for the financial information for the six-month period ended June 30, 2007, have been audited by [                                                     ], whose report, along with the funds’ financial statements, is incorporated by reference and is available upon request. The financial information shown below for periods prior to April 16, 2007 is that of each fund’s predecessor. Financial highlights for Class W shares of each fund are not presented because Class W shares of each fund are newly-offered as of the date of this prospectus.

For a share of each class outstanding throughout each year ended December 31, unless otherwise noted:

	Class A Shares
Western Asset Money Market Fund	Six months ended June 30, 2007 (unaudited)(1)(2)		2006(1)†		2005(1)†	2004†		2003†	2002†
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000		$1.000	$1.000

Income (Loss) From Operations:
Net investment income	0.024		0.045		0.027	0.009		0.007	0.013
Net realized gain (loss)(3)	0.000		(0.000)		0.000	0.000		0.000	0.000

Total Income from Operations	0.024		0.045		0.027	0.009		0.007	0.013

Less Distributions From:
Net investment income	(0.024)		(0.045)		(0.027)	(0.009)		(0.007)	(0.013)
Net realized gains	—		—		—	(0.000	)(3)	—	—

Total Distributions	(0.024)		(0.045)		(0.027)	(0.009)		(0.007)	(0.013)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000		$1.000	$1.000

Total Return(4)	2.43%		4.62%		2.75%	0.90%		0.67%	1.28%

Net Assets, End of Year (billions)	$28		$25		$18	$17		$20	$23

Ratios to Average Net Assets:
Gross expenses	0.51	%(5)	0.52	%(6)	0.58%	0.59%		0.56%	0.62%
Net expenses(7)	0.51	(5)	0.51	(6)(8)	0.58	0.54	(8)	0.56	0.62
Net investment income	4.86	(5)	4.55		2.72	0.88		0.68	1.27

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.51% and 0.50%, respectively.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.70%.

(8)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding prior to April 16, 2007.

Western Asset Money Market Funds         21

For a share of each class outstanding throughout each year ended December 31, unless otherwise noted:

	Class A Shares
Western Asset Government Money Market Fund	Six months ended June 30, 2007 (unaudited)(1)(2)		2006(1)†		2005(1)†		2004†		2003†		2002†
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000

Income from Operations:
Net investment income	0.023		0.044		0.027		0.009		0.006		0.012
Net realized gain(2)	0.000		0.000		0.000		0.000		0.000		0.000

Total Income From Operations	0.023		0.044		0.027		0.009		0.006		0.012

Less Distributions From:
Net investment income	(0.023)		(0.044)		(0.027)		(0.009)		(0.006)		(0.012)
Net realized gains	—		—		(0.000	)(3)	(0.000	)(3)	(0.000	)(3)	—

Total Distributions	(0.023)		(0.044)		(0.027)		(0.009)		(0.006)		(0.012)

Net Asset Value, End of Year	$1.000		$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(4)	2.36%		4.45%		2.69%		0.85%		0.62%		1.22%

Net Assets, End of Year (billions)	$3		$3		$2		$2		$3		$3

Ratios to Average Net Assets:
Gross expenses	0.55	%(5)	0.57	%(6)	0.59%		0.57%		0.56%		0.61%
Net expenses(7)	0.55	(5)	0.55	(6)(8)	0.59		0.54	(8)	0.56		0.61
Net investment income	4.72	(5)	4.37		2.63		0.82		0.63		1.21

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)	Amount represents less than $0.0005 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.70%.

(8)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding prior to April 16, 2007.

22         Western Asset Money Market Funds

(Investment Company Act

file no. 811-4052)

[                    ]

Western Asset Money Market Fund

Western Asset Government Money Market Fund

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance.

Each fund sends only one report to a household if more than one account has the same last name and the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The Statement of Additional Information (“SAI”) provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about Class W shares of the funds or obtain shareholder reports or the SAI (without charge) by contacting your Program Sponsor or by writing to the funds at Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004. You may visit the funds’ website at http://www.leggmason.com/Investor Services for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

[                    ]

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS MONEY MARKET TRUST

125 Broad Street

New York, New York 10004

(800) 451-2010

Western Asset Money Market Fund

Class W Shares

Western Asset Government Money Market Fund

Class W Shares

Western Asset Money Market Fund (“Money Fund” or a “fund”) and Western Asset Government Money Market Fund (“Government Fund” or a “fund”) are series of Legg Mason Partners Money Market Trust (the “Trust”). Money Fund offers Class A, B, C, I and W Shares. Government Fund offers Class A, I and W Shares. Only Class W Shares are offered in this Statement of Additional Information. Each fund is a money market fund that invests in high quality money market instruments. The funds seek to provide:

Daily Income

Convenience

Daily Liquidity

Stability of Net Asset Value

This Statement of Additional Information (the “SAI”) is not a Prospectus. It is intended to provide more detailed information about the Trust and the funds as well as matters discussed in the Prospectus dated [            ] applicable to Class W shares (“Prospectus”) and, therefore, should be read in conjunction with such Prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund with the same name. Each fund is now grouped for organizational and governance purposes with other Legg Mason Partners money market funds, and is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI is that of a fund’s predecessor.

Prior to April 16, 2007, Western Asset Money Market Fund was known as Smith Barney Money Funds, Inc. — Cash Portfolio, and Western Asset Government Money Market Fund was known as Smith Barney Money Funds, Inc. — Government Portfolio.

Class W shares of each fund may be purchased only by or on behalf of retirement plans and retirement accounts investing through certain separately managed accounts held by financial intermediaries (each called a “Program Sponsor”).

Additional information about each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference.

A prospectus and copies of the reports may be obtained free of charge by contacting your Program Sponsor, or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) serves as the funds’ distributor.

There can be no assurance that each fund will achieve its investment objective.

Shares of the funds are not insured or guaranteed by the U.S. Government. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MANAGEMENT

The business affairs of each fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of each fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of each fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) and executive officers of each fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	66	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	66	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	66	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)	66	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	66	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	66	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	66	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	66	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)	66	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	66	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	66	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	66	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former trustee, Consulting Group Capital Markets Fund (2002-2006)

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005).

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 151 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Governance Committee, Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Governance and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance, Performance and Pricing Committees are recently established committees of this Board and did not meet during the funds’ fiscal year ended December 31, 2006.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in Money Fund	Dollar Range of Equity Securities in Government Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	$10,001 - $50,000
Jane F. Dasher	Over $100,000	None	Over $100,000
Mark T. Finn	None	None	$10,001 - $50,000
Rainer Greeven	None	None	None
Stephen Randolph Gross	None	None	None
Richard E. Hanson, Jr.	None	None	Over $100,000
Diana R. Harrington	None	None	$10,001 - $50,000
Susan M. Heilbron	None	None	None
Susan B. Kerley	None	None	$1 - $10,000
Alan G. Merten	None	None	$1 - $10,000
R. Richardson Pettit	None	None	$10,001 - $50,000

Interested Trustee
R. Jay Gerken	$10,001 - $50,000	None	Over $100,000

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the funds.

Information regarding compensation paid by each fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $100,000 plus $15,000 for each regularly scheduled Board meeting attended in person, $2,500 for each Committee meeting attended in person, and $1,000 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

Information as to compensation paid to the Trustees for the calendar and fiscal year ended December 31, 2006 is shown on the following pages:

Recently elected Board

Name of Trustee	Aggregate Compensation from Money Fund(1)	Aggregate Compensation from Government Fund(1)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from the Funds and Fund Complex Paid to Trustee in Fiscal Year Ended 12/31/06(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv	N/A	N/A	(3)	$154,500	69
A. Benton Cocanougher	N/A	N/A	(3)	$161,000	69
Jane F. Dasher	$24,597	$3,033	$0	$86,100	69
Mark T. Finn	N/A	N/A	(3)	$179,385	69
Rainer Greeven	N/A	N/A	$0	$74,000	69
Stephen Randolph Gross	N/A	N/A	(3)	$191,000	69
Richard E. Hanson, Jr.	$23,289	$2,930	$0	$80,900	69
Diana R. Harrington	N/A	N/A	(3)	$159,625	69
Susan M. Heilbron	N/A	N/A	$0	$66,200	69
Susan B. Kerley	N/A	N/A	(3)	$173,000	69
Alan G. Merten	N/A	N/A	(3)	$148,500	69
R. Richardson Pettit	N/A	N/A	(3)	$154,500	69

Interested Trustee
R. Jay Gerken(4)	$0	$0	$0	$0	139

(1)	Information is for the fiscal and calendar year ended December 31, 2006.
(2)	Mr. Greeven and Mr. Gross also received $5,000 and $12,000, respectively, during 2006 for attending on behalf of their respective former Boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay its pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.
(4)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the Manager.

Prior Board

For the fiscal and calendar year ended December 31, 2006, the former Directors of the funds were paid the compensation listed below for service as a Director.

Name of Director	Aggregate Compensation from Money Fund for Year Ended 12/31/06	Aggregate Compensation from Government Fund for Year Ended 12/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)	Total Compensation from Fund Complex Paid to Director in Year Ended 12/31/06(4)	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors
Lee Abraham	$23,536	$2,737	(3)	$79,900	27
Jane F. Dasher	$24,597	$3,033	$0	$86,100	27
Donald R. Foley	$25,163	$3,145	(3)	$74,380	27
Richard E. Hanson, Jr.	$23,239	$2,930	$0	$80,900	27
Paul Hardin	$23,239	$2,880	(3)	$146,800	34
Roderick C. Rasmussen	$23,239	$2,880	(3)	$80,000	27
John P. Toolan	$24,050	$2,975	(3)	$80,900	27

Interested Director
R. Jay Gerken(1)	$0	$0	$0	$0	162

(1)	Mr. Gerken was not compensated for his services as Director because of his affiliation with the manager.
(2)	During the fiscal year ended December 31, 2006, Mr. Allan J. Bloostein, a former Director, received the following payments for his services as an emeritus Director: $61,800. Each fund paid its pro rata share (based on asset size) of these aggregate benefits. Pursuant to prior emeritus retirement plans, Mr. Bloostein has received or is entitled to receive benefits (calculated on a net present value basis) as follows: $439,878. Benefits under the emeritus retirement plans are paid in quarterly installments unless Mr. Bloostein elected to receive them in a lump sum at net present value. Each fund no longer overseen by Mr. Bloostein will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.
(3)	Pursuant to prior emeritus retirement plans, the following former Directors have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Abraham, $288,607; Mr. Foley, $245,580; Dr. Hardin, $539,396; Mr. Rasmussen, $288,607, and Mr. Toolan, $288,607. Benefits under the emeritus retirement plans are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. Each fund no longer overseen by these Trustees will pay its pro rata share (based on asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits. None of these amounts were paid during the period covered by this table.
(4)	Mr. Foley also received $1,750 during 2006 for attending on behalf of his former Board an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. This amount was paid by the manager or its affiliates, and not by the funds.

As of [                ], 2007, the Trustees and officers as a group owned less than 1% of each class of each fund.

As of [                ], 2007, to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the outstanding shares of any class of a fund with the exception of the following:

Fund	Class	Name & Address	Percentage
Money Fund	Class A Shares

Class I Shares

Fund	Class	Name & Address	Percentage
Government Fund	Class A Shares

Class I Shares

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

General. The Prospectus discusses each fund’s investment objective and the policies each fund employs to achieve its objective. Each fund is an open-end, diversified management investment company under the 1940 Act. Each fund’s investment manager is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”). Western Asset Management Company (“Western Asset” or the “subadviser”) serves as the subadviser to each fund.

Investment Objectives. Each fund seeks maximum current income and preservation of capital.

Principal Investment Strategies.

Government Fund: The fund invests exclusively in U.S. Government obligations, including mortgage-backed securities and related repurchase agreements. U.S. Government obligations are securities issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities. These securities may pay interest at fixed, floating or adjustable rates. U.S. Government obligations may include mortgage-backed, asset-backed and structured securities. Although the fund invests in U.S. Government obligations, U.S. Government obligations are not necessarily backed by the full faith and credit of the United States, and an investment in the fund is neither insured nor guaranteed by the U.S. Government. Under normal circumstances, Government Fund will invest at least 80% of its assets (including borrowings for investment purposes) in U.S. government obligations, including mortgage-backed securities and related repurchase agreements. The policy may be changed with at least 60 days’ prior notice to shareholders.

Money Fund: The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by all types of issuers, including U.S. and foreign private issuers and financial institutions, the U.S. government, its agencies or instrumentalities and U.S. states and municipalities. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

Money Fund may invest in all types of money market instruments, including commercial paper, asset-backed commercial paper and other mortgage-backed and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The fund limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Each fund’s investments are limited to United States dollar-denominated instruments (and repurchase agreements thereon) that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories (for Money Fund, the highest category) for short-term debt obligations from the “Requisite NRSROs,” securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. “Requisite NRSROs” means (a) any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that a fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (“SEC”) are the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Inc.

Each fund invests exclusively in securities having, at the time of purchase, remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average fund maturity of 90 days or less.

The funds may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. None of the funds intend to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk but these derivatives may not perform as intended.

Each fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The funds will set aside the assets to pay for these securities at the time of the agreement.

General changes in interest rates result in increases or decreases in the market value of the obligations held by a fund (but do not affect the amortized cost valuations). The market value of the obligations held by each fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each fund’s yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur.

The funds operate as money market funds, and utilize certain investment policies so that, to the extent reasonably possible, each fund’s price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

Additional Information

The funds’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds.

U.S. Government Obligations (each fund). Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury. Other U.S. Government securities in which the funds may invest include those that are issued by entities that are chartered or sponsored by the United States Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury. For example, the funds may invest in mortgage-backed or related securities that are issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury. Still other U.S. Government securities in which the funds may invest are supported only by the credit of the particular agency or instrumentality.

Repurchase Agreements (each fund). Each fund may enter into repurchase agreements with respect to U.S. government securities. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). A fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party custodian. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 100% of the purchase price plus accrued interest. Default by or bankruptcy of a seller would expose a fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the funds’ subadviser. The subadviser will continue to monitor creditworthiness of the seller under a repurchase agreement. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions.

Bank Obligations (Money Fund). Obligations (including certificates of deposit, bankers’ acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation (“FDIC”) (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by each fund will not be fully insured. The Money Fund will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days and/or any other investments deemed to be illiquid to 10% of its net assets. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Money Fund may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Municipal Obligations (Money Fund). Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated in the highest short-term rating category. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund’s yield. Money Fund will not invest more than 10% of its total assets in municipal obligations.

Mortgage-Backed Securities (each fund). Each fund may invest in mortgage-backed securities (“MBS”). Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Government Fund invests only in mortgage-backed securities that have been issued or guaranteed as to payment of principal and interest by agencies and instrumentalities of the U.S. Government. See “U.S. Government Obligations.”

Money Fund may invest in MBS that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (SPVs) or structured investment vehicles (SIVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U. S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Commercial Paper and other Asset-Backed Securities (Money Fund). Money Fund may invest in asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the fund, since the fund may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the fund may invest in other asset-backed securities.

Money Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Commercial Paper (Money Fund). Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs. Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by a fund, or will be unrated securities determined to be comparable thereto.

High Quality Corporate Obligations (Money Fund). Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category by the requisite NRSROs or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating. The fund will invest only in corporate obligations with remaining maturities of 13 months or less.

Foreign Investments (Money Fund). Investments in securities issued by foreign banks or foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. The Money Fund may invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. The risks of Eurodollar obligations include the possibility that a foreign government will not allow U.S. dollar-denominated assets to leave the foreign country and the possibility that adverse political or economic developments will affect investments in a foreign country.

Illiquid and Restricted Securities (Money Fund). The fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act (“Rule 144A”). The Board of Trustees may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor the fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The fund may also purchase restricted securities that are not registered under Rule 144A, and may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days.

Borrowing (each fund). Each fund may borrow money from banks for temporary or emergency purposes, including for the purpose of accommodating requests for the redemption of shares while effecting an orderly liquidation of portfolio securities, and not for leveraging purposes.

Reverse Repurchase Agreements (Government Fund). The Government Fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions, including the funds’ custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-

upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” Such transactions are advantageous only if the Government Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Government Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Fund’s assets. The funds’ custodian bank will maintain a separate account for the Government Fund with securities having a value equal to or greater than such commitments.

Structured Instruments (each fund). Each fund may invest in structured investments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund.

“When-Issued or “Forward Delivery” Securities (each fund). The funds may purchase securities on a “when-issued” or “forward delivery” basis. Purchases of securities on a forward delivery or when-issued basis are transactions where the price and interest terms of the securities are fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. A fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Securities purchased on a forward delivery or when-issued basis are subject to market fluctuation, and no interest accrues on the security to the purchaser prior to settlement. Purchasing securities on a forward delivery or when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. Purchasing securities on a forward delivery or when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. While awaiting delivery of securities purchased on a forward delivery or when-issued basis, a fund will segregate cash or liquid assets that will be marked-to-market daily to meet its obligations to purchase securities on such basis to the extent required by the SEC.

Commodities Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

INVESTMENT POLICIES

The funds each have adopted the following fundamental policies which may not be changed with respect to a fund without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

All of the following restrictions that are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction. Notwithstanding any of the following investment restrictions, each of the funds may invest up to 100% of its assets in U.S. Government obligations.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

1. Each fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. Each fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. Each fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. Each fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. Each fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. Each fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, each fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

Each fund’s investment objective is non-fundamental.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed- upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit a fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S.

government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries. Currently, Government Fund has no intention of purchasing or concentrating in banking obligations.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Nonfundamental Policies. The funds are subject to the following restrictions and policies which are “non-fundamental” and which may be changed by the Board of Trustees without shareholder approval, subject to any applicable disclosure requirements. As a nonfundamental policy, no fund may:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by a fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, or acquisition of assets.

3. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

4. Invest in oil and gas interests.

5. Invest in any company for the purpose of exercising control.

6. Write or purchase put or call options.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that the funds may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the funds can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration, performance attribution (e.g. analysis of a fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the funds, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s board of trustees at its next regularly scheduled meeting.

Currently, Money Fund discloses its complete portfolio holdings approximately 25 days after month-end on its website, at http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter end
Lipper	Quarterly	25 days after quarter end
S&P	Quarterly	25 days after quarter end
Morningstar	Quarterly	25 days after quarter end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thompson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter end
Mercer	Quarterly	25 days after quarter end
EVestment Alliance	Quarterly	25 days after quarter end
CRA RogersCasey	Quarterly	25 days after quarter end
Cambridge Associates	Quarterly	25 days after quarter end
Marco Consulting	Quarterly	25 days after quarter end
Wilshire	Quarterly	25 days after quarter end
Informa Investment Services (Efron)	Quarterly	25 days after quarter end
CheckFree (Mobius)	Quarterly	25 days after quarter end
Nelsons Information	Quarterly	25 days after quarter end
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None

Recipient	Frequency	Delay Before Dissemination
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after quarter end
Evaluation Associates	Quarterly	25 days after quarter end
Watson Wyatt	Quarterly	25 days after quarter end
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

VALUATION OF SHARES AND AMORTIZED COST VALUATION

The net asset value per share of each fund is determined as of 12 noon, Eastern time, on each day that the New York Stock Exchange (“NYSE”) is open by dividing the fund’s net assets attributable to each class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund employs the amortized cost method of valuing portfolio securities and seeks to continue to maintain a constant net asset value of $1.00 per share.

The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Trust uses the “amortized cost method” for valuing each fund’s portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of each fund’s portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount from or premium to the stated principal amount of the security, regardless of the impact of fluctuating interest rates on its market value. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yields to investors in a fund may differ somewhat from that obtained in a similar fund that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the funds would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.

The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each fund’s shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to maintain a stabilized price, including maintaining a maximum dollar-

weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund’s price per share to change from $1.00.

PURCHASE OF SHARES

General

For information regarding eligibility requirements for purchase of Class W shares, please see the funds’ Class W shares prospectus.

Both funds’ shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective, and income dividends begin to accrue, when the transfer agent receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of fund shares are paid for in Federal funds, or are placed by an investor with sufficient Federal funds or cash balance in the investor’s account, the order becomes effective on the day of receipt if received prior to 12 noon, Eastern time, on any day the fund calculates its net asset value. See “Valuation of Shares.” Purchase orders received after 12 noon, Eastern time, on any business day are effective as of the next time the net asset value is determined.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

EXCHANGE PRIVILEGE

An exchange privilege is not currently available for Class W shares of the funds, but may be offered in the future. Please contact your Program Sponsor for more information.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% or its net tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Foreign Investments. Income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their respective shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by each fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. Each fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each fund expects that none of its distributions will be eligible (i) to be treated as “qualified dividend income” taxed at the rates generally applicable to long-term capital gains for individual shareholders or (ii) for the dividends received deduction for corporate shareholders.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemptions proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Certain states exempt income dividends from mutual funds primarily invested in U.S. government securities from state income taxes. Consult your tax advisor for restrictions and details.

Taxation of Non-U.S. Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty or to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of a fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager. LMPFA serves as investment manager to the funds pursuant to an investment management agreement (the “Management Agreement”) that was approved by the Board, including a majority of the Independent Trustees. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2007 LMPFA had aggregate assets under management of approximately $190 billion.

Under the Management Agreement, subject to the supervision and direction of each fund’s Board, the manager is delegated the responsibility of managing each fund’s portfolio in accordance with the funds’ stated investment objective and policies, making investment decisions for each fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the funds’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s existence, and (v) maintaining the registration and qualification of each fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the funds’ Board or by a majority of the outstanding voting securities of the funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the funds when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the funds (as defined in the 1940 Act) or by a vote of a majority of the funds’ Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The Management Agreements provide for compensation of the Manager accrued daily and paid monthly at the following annual rates:

	Fund Asset Breakpoints	Management Fee as a Percentage of Average Daily Net Assets
Each Fund	First $1 billion	0.450%
	Over $1 billion up to $2 billion	0.425%
	Over $2 billion up to $5 billion	0.400%
	Over $5 billion up to $10 billion	0.375%
	Over $10 billion	0.350%

Prior to August 1, 2006, SBFM served as the manager of the funds. SBFM is also a wholly-owned subsidiary of Legg Mason.

Money Fund: For the fiscal year ended December 31, 2006, the aggregate fees paid to the manager, and to its affiliates, the subadviser and SBFM, after waivers, were $81,522,481, including $25,496,953 paid by the manager to the subadviser for the period from August 1, 2006 to December 31, 2006. For the fiscal years ended December 31, 2004 and 2005, the fees paid to SBFM were $69,671,046 and $65,276,720, respectively.

Government Fund: For the fiscal year ended December 31, 2006, the aggregate fees paid to the manager, and to its affiliates, the subadviser and SBFM, after waivers, were $10,609,656, including $3,244,296 paid by the manager to the subadviser for the period from August 1, 2006 to December 31, 2006. For the fiscal years ended December 31, 2004 and 2005, the fees paid to SBFM were $11,554,650 and $9,953,202, respectively.

The manager has agreed that if in any fiscal year the total expenses of Class A or Class I shares of either fund, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.70% of the average daily net assets for that fiscal year of the applicable class of the funds, the manager will reduce its fee to the extent of such excess, or reimburse any such excess amount to the relevant class of the relevant fund. The 0.70% voluntary expense limitation shall be in effect until it is terminated by 14 days’ written notice to shareholders and by supplement to the then-current prospectus.

Subadviser. Western Asset provides the day-to-day portfolio management for each of the funds pursuant to a Sub-Advisory Agreement. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2007, Western Asset’s total assets under management were approximately $457 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage each fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of each fund’s operations, make investment decisions for each fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the funds.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the funds (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the funds and the Manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent of. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the Manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay to Western Asset a fee equal to 70% of the management fee paid to LMPFA by each fund, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Expenses. In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the funds; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the funds’ securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the funds’ shares and servicing shareholder accounts; expenses of registering and qualifying the funds’ shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the funds’ shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the funds; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the funds, if any; and the funds’ pro rata portion of premiums on any fidelity bond and other insurance covering each fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which either fund is a party and the legal obligation which the funds may have to indemnify the funds’ Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in each fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributor. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 serves as the sole and exclusive distributor for Class W shares of the funds. The distributor serves pursuant to a written agreement or amendments to the written agreement dated December 1, 2005 (the “distribution agreement”). The distribution agreement went into effect on December 1, 2005.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares.

The distribution agreement is terminable with respect to a fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a fund’s outstanding voting securities, or on not less than 60 days’ written notice by LMIS. Unless otherwise terminated, the distribution agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the distribution agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their manager, subadviser, and distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

The Codes of Ethics of the funds, the manager, subadviser, and distributor are on file with the SEC.

Portfolio Transactions

The funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the funds during the past three fiscal year period ending December 31, 2006. The funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a fund may not necessarily be paying the lowest price available.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for the funds and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment subadviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the funds. When purchases or sales of the same security for a fund and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Brokerage. The subadviser places orders for the purchase and sale of securities for the funds. All of the portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices.

The following table lists holdings by each fund of the following securities issued by each fund’s regular broker/dealers as of December 31, 2006:

Money Fund Broker/dealer	Value of any Securities Owned at end of current period
(000’s omitted)
Banc of America Securities LLC	$694,192
Deutsche Bank Securities, Inc.	458,400
Goldman Sachs & Co.	275,000
Credit Suisse First Boston Corp.	266,000
Morgan Stanley	100,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	23,811

Government Fund
N/A

Portfolio Turnover. Each fund may, to a limited degree, engage in trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, a fund may realize a gain or loss.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Trust. The Certificate of Trust to establish Legg Mason Partners Money Market Trust (referred to in this section as the Trust) was filed with the State of Maryland on October 4, 2006. On April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, each fund was a series of Smith Barney Money Funds, Inc., a Maryland corporation.

Each fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (referred to in this section as the Declaration). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the funds in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the

Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Smith Barney Money Funds — Cash Portfolio, and Smith Barney Money Funds — Government Portfolio, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The defendants have filed a motion to dismiss the second amended complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of the matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint.

***

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) at the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the Securities and Exchange Commission relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current investment adviser.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject

Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007, Mr. Halebian has filed a notice of appeal.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of the funds; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the funds’ transfer agent. Boston Financial Data Services, Inc., located at 2 Heritage Drive, North Quincy, Massachusetts 02171, also serves as a transfer agent with respect to Class A Shares of Money Fund.

Under the transfer agency agreements, each transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and a fund and distributes dividends and distributions payable by the funds. For these services, a transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

Independent Registered Public Accounting Firm. [                ], has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending December 31, 2007.

Counsel

Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel to the Trust.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by each fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, the funds consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

FINANCIAL STATEMENTS

With respect to each fund, the audited financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of December 31, 2006, Statement of Operations for the year ended December 31, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2006, Financial Highlights for each of the years in the five-year period ended December 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are [                    ].

With respect to each fund, the unaudited financial statements of each fund (for each fund, Statement of Assets and Liabilities as of June 30, 2007, Statement of Operations for the six months ended June 30, 2007, Statements of Changes in Net Assets for each of the six months ended June 30, 2007 and the year ended December 31, 2006, Financial Highlights for the six month period ended June 30, 2007 and each of the years in the five-year period ended December 31, 2006, and Notes to Financial Statements, each of which is included in the Semi-Annual Report to Shareholders of the fund) are [                    ].

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix B

Western Asset Management Company Proxy Voting Policy

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the

NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 23.	Exhibits

(a) (1) Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Amended and Restated Designation of Classes to be filed by amendment.

(b) By-laws dated October 4, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44.

(c) Not Applicable

(d) (1) Management Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Citi Cash Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Citi Connecticut Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Citi New York Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Citi Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Citi U.S. Treasury Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi California Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(14) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Cash Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Connecticut Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Citi New York Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Citi U.S. Treasury Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(e)(1) Distribution Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves and Citi U.S. Treasury Reserves, and Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.), as distributor is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001 (“Post-Effective Amendment No. 30”).

(2) Amendment to the Distribution Agreement between the Registrant and CGMI is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 38”).

(3) Distribution Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves and Citi U.S. Treasury Reserves, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 38.

(4) Distribution Agreement with between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and CGMI (formerly, Salomon Smith Barney Inc.) , as distributor is incorporated herein by reference to the Post-Effective Amendment No. 45. to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 26, 2000.

(5) Distribution Agreement between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and PFS Distributors Inc., as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 45. to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 26, 2000.

(6) Distribution Agreement dated December 1, 2005, between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and LMIS, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 54 to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(7) Amendment to the CGMI Distribution Agreement dated December 1, 2005, between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and CGMI, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 54 to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(8) Amendment to the PFS Distribution Agreement dated December 1, 2005, between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, PFS Distributors, Inc and PFS Investments, Inc. is incorporated herein by reference to the Post-Effective Amendment No. 54 to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(9) Distribution Agreement between Smith Barney Municipal Money Market Fund, Inc., on behalf of Western Asset Municipal Money Market Fund, and CGMI (formerly Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 31 to the Smith Barney Municipal Money Market Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on July 27, 2000.

(10) Amendment to the CGMI Distribution Agreement dated December 1, 2005, between Smith Barney Municipal Money Market Fund, Inc., on behalf of Western Asset Municipal Money Market Fund, and CGMI, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 38 to the Smith Barney Municipal Money Market Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(11) Distribution Agreement dated December 1, 2005, between Smith Barney Municipal Money Market Fund, Inc., on behalf of Western Asset Municipal Money Market Fund, and LMIS, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 38 to the Smith Barney Municipal Money Market Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(12) Distribution Agreement between Smith Barney Money Funds, Inc. and CGMI (formerly Salomon Smith Barney Inc.) is incorporated by reference to Post-Effective Amendment No. 54 to the Smith Barney Money Funds, Inc. Registration Statement on Form N-1A as filed with the SEC on April 26, 2001.

(13) Distribution Agreement between Smith Barney Money Funds, Inc. and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 54 to the Smith Barney Money Funds, Inc. Registration Statement on Form N-1A as filed with the SEC on April 26, 2001.

(14) Distribution Agreement, dated December 1, 2005, between Smith Barney Money Funds, Inc. and LMIS is incorporated by reference to the Smith Barney Money Funds, Inc. Registration Statement on Form N-14 as filed with the SEC on July 21, 2006.

(15) Amendment to the CGMI Distribution Agreement dated December 1, 2005, between Smith Barney Money Funds, Inc., on behalf of Western Asset Money Market Fund and Western Asset Government Money Market Fund, and CGMI, as distributor is incorporated herein by reference to Post-Effective Amendment No. 62 to the Smith Barney Money Funds, Inc. Registration Statement on Form N-1A as filed with the SEC on April 28, 2006.

(16) Amendment to the PFS Distribution Agreement dated December 1, 2005, among Smith Barney Money Funds, Inc., on behalf of Western Asset Money Market Fund, PFS Investments, Inc. and PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 62 to the Smith Barney Money Funds, Inc. Registration Statement on Form N-1A as filed with the SEC on April 28, 2006.

(17) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Letter Agreement amending the Distribution Agreements with LMIS dated April 3, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(f)(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005 (“Post-Effective Amendment No. 37”).

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(h)(1) Form of Transfer Agency Agreement with PFPC Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38.

(4) Letter Agreement dated April 9, 2007, amending the Transfer Agency and Services Agreement with PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 45.

(i)(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30.

(2) Opinion of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel regarding the legality of shares being registered to be filed by amendment.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Western Asset California Municipal Money Market Fund, Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Money Market Fund, Western Asset Government Money Market Fund and Western Asset Municipal Money Market Fund, dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of CGMI is incorporated by reference to Post-Effective Amendment No. 30.

(4) Code of Ethics of WAM dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 39.

(5) Code of Ethics of PFS dated as of July 5, 2000 is incorporated herein by reference to Post-Effective Amendment No. 45.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

The response to this item is incorporated by reference to the Registration Statement. Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI, (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the CGMI Distribution Agreement, paragraph 9 of the Distribution Agreement between the Registrant and LMIS, paragraph 4 of the Distribution Agreement with PFS (the “PFS Distribution Agreement”) and paragraph 7 of the Amendment of Distribution Agreement between the Registrant and PFS. The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27.	Principal Underwriters

(a) Citigroup Global Markets Inc. (“CGMI”), a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Western Asset High Income Opportunity Fund Inc., Western Asset Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate

Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Funds Trust, Variable Annuity Portfolios, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Smith Barney Multiple Discipline Trust, Western Asset High Income Opportunity Fund Inc., Western Asset Intermediate Muni Fund, Inc., Legg Mason Partners Equity Trust, LMP Real Estate Income Fund Inc., Western Asset Managed High Income Portfolio Inc., Western Asset Managed Municipals Portfolio Inc., Western Asset Municipal High Income Fund Inc., LMP Corporate Loan Fund Inc., Western Asset Zenix Income Fund Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Smith Barney Institutional Cash Management Fund, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Equity Trust, Legg Mason Partners Income Trust.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

(6)	Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, MA 02171

With respect to the Registrant’s Distributors:

(7)	Citigroup Global Markets Inc.

388 Greenwich Street New

York, New York 10013

(8)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

(9)	PFS Investments, Inc.

3120 Breckinridge Blvd.

Building 20

Duluth, GA 30099-0062

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 16th day of November, 2007.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:

Western Asset Money Market Fund and

Western Asset Government Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on November 16, 2007.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and
R. Jay Gerken	Trustee

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr. *	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 6, 2007.